SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2019

Cigna Corporation
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Cigna Corporation (“Cigna” or the “Company”) officials expect to participate in meetings with investors and analysts on January 7 and 8, 2019 at the J.P. Morgan Healthcare Conference, including a presentation by David M. Cordani, Cigna's President and Chief Executive Officer. During these meetings, Cigna officials expect to disclose expectations for growth in 2019, including global medical customer growth of 300,000 to 400,000 customers over Cigna’s year-end 2018 global medical customer base, including mid-single digit percentage growth in individual Medicare Advantage customers over year-end 2018, and continued strong growth in international markets. In addition, Cigna management also intends to affirm Express Scripts Holding Company’s previously reported expectation for growth of 2% to 3% in core business adjusted claims in 2019.
In addition, in order to align with the planned integration of Express Scripts Holding Company, Cigna and OptumRx have entered into a mutual agreement for the transition of the pharmacy benefit management services currently provided by OptumRx. The individual services, which include non-specialty drug mail order fulfillment, Medicare claims processing, and retail contracting, are expected to transition at different dates, with all services expected to be transitioned and completed by December 31, 2020.

Cigna’s full year 2018 results will be discussed in a press release and investor conference call scheduled for February 1, 2019.

Cigna's presentation at the J.P. Morgan Healthcare Conference is expected to begin at approximately 4:00 p.m. PST on January 7, 2019.  Investors, analysts and the general public are invited to listen to the presentation free over the Internet via webcast by visiting http://www.cigna.com and clicking on About Cigna, then Investor Relations, then the Investor Events link.  To listen to this presentation live on the Internet, visit http://www.cigna.com at least 15 minutes prior to the presentation to download and install any necessary audio software.

“Global medical customers” include individuals who meet any one of the following criteria:  are covered under a medical insurance policy, managed care arrangement, or service agreement issued by Cigna; have access to Cigna's provider network for covered services under their medical plan; or have medical claims and services that are administered by Cigna.  “Adjusted claims” includes an adjustment to reflect non-specialty network claims filled through 90-day programs. These claims are multiplied by three, as these claims, on average, typically cover a time period three times longer than other network claims. Home delivery claims are also multiplied by three as home delivery claims typically cover a time period three times longer than unadjusted network claims. All other network and specialty claims are counted as one claim.  “Core business” excludes the contributions from Anthem and Coventry and their clients, which together are referred to as the “transitioning clients.”

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K, and oral statements made with respect to information contained in this report, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Cigna's current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements concerning expectations for global medical and individual Medicare Advantage customer growth for 2019, growth in international markets and expectations for core business adjusted claims growth for 2019; our prospects for growth in the coming years; the merger (the “Merger”) with Express Scripts Holding Company (“Express Scripts”) and other statements regarding Cigna's future beliefs, expectations, plans, intentions, financial condition or performance. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms. Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to achieve our financial, strategic and operational plans or initiatives; our ability to predict and manage medical costs and price effectively and develop and maintain good relationships with physicians, hospitals and other health care providers; the impact of modifications to our operations and processes; our ability to identify potential strategic acquisitions or transactions and realize the expected benefits of such transactions, including with respect to the Merger; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; the outcome of litigation, regulatory audits, investigations, actions and/or guaranty fund assessments; uncertainties surrounding participation in government-sponsored programs such as Medicare; the effectiveness and security of our information technology and other business systems; unfavorable industry, economic or political conditions, including foreign currency movements; acts of war, terrorism, natural disasters or pandemics; the possibility that the anticipated benefits (including anticipated synergies) from the Merger cannot be realized in full, or at all or may take longer to realize than expected; problems regarding the successful integration of the businesses of Express Scripts and Cigna; unexpected costs regarding the Merger;  the ability to retain key personnel; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the Investor Relations section of www.cigna.com as well as on Express Scripts’ most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the Investor Relations section of www.express-scripts.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: January 7, 2019	By: /s/ Eric P. Palmer
Eric P. Palmer
Executive Vice President and
Chief Financial Officer